MERRILL LYNCH
STRATEGIC
DIVIDEND FUND



[FUND LOGO]
STRATEGIC
          Performance



Semi-Annual Report

January 31, 1998



Officers and Trustees
Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Walter D. Rogers, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Strategic Dividend Fund
Box 9011
Princeton, NJ
08543-9011                                            #10561 -- 1/98



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Printed on post-consumer recycled paper



MERRILL LYNCH STRATEGIC DIVIDEND FUND

[GRAPHIC OMITTED: PIE CHART OF SECURITY REPRESENTATION AS A
PERCENTAGE OF EQUITIES AS OF JANUARY 31, 1998]

Security
Representation as a
Percentage of
Equities as of
January 31, 1998


Utilities                         30.4%
Capital Goods                     13.4%
Energy                            10.5%
Financial Services                19.7%
Consumer                          18.2%
Basic Industries                   7.8%

US Common Stock
Investments as of
January 31, 1998

                                                           S&P
                                          Fund             500*

Average Capitalization (in billions)     $22.2           $54.4
Price/Book Value                           3.3             3.9
Price/Earnings Ratio**                    18.3            22.1
Yield Based on Current Dividend            3.3%            1.6%

 * An unmanaged broad-based index comprised of common stocks.
** Based on trailing 12-month earnings.



              Merrill Lynch Strategic Dividend Fund, January 31, 1998

DEAR SHAREHOLDER

Volatility continued to highlight stock and bond markets worldwide during the quarter ended January 31, 1998. The initial focus of investor concerns was the widening financial crisis in Asia. In the wake of a series of currency devaluations, many emerging economies are facing the challenges of higher interest rates, slowing economic growth and declining corporate earnings. Although the announcement of International Monetary Fund (IMF) loan packages to Thailand, Indonesia and South Korea initially reassured investors, the stringent terms of the loans and their potential negative impact on these already beleaguered economies are now being called into question. In Japan, the failure of several major financial institutions has undermined the prospects for economic recovery.

As developments in Asia continue to unfold, US equity investors are trying to gauge the impact of poorer Asian economic prospects on multinational corporations. Although there have been periods of rising share prices, investor confidence has not been definitively restored. The US bond market benefited from a "flight to quality" as investors anticipated slower economic growth, but the release of stronger-than-expected economic statistics also prompted periods of declining bond prices.

As 1998 progresses, investors are likely to continue to focus on the prospects for the US economy within the context of international developments. The uncertainties created by the ongoing developments in Asia -- combined with the absence of inflationary pressures and the prospect of a balanced Federal budget -- have kept monetary policy "on hold" for the present. It remains to be seen whether the trends of moderate economic growth and low inflation will continue, which would make it unlikely that the Federal Reserve Board would tighten monetary policy early in the new year.

Portfolio Matters
For the three months ended January 31, 1998, Merrill Lynch Strategic Dividend Fund's Class A, Class B, Class C and Class D Shares had total returns of +5.11%, +4.82%, +4.87% and +4.97%, respectively. (Results shown do not reflect sales charges; results would be lower if sales charges were included. For complete performance information, including average annual total returns, see pages 4 -- 6 of this report to shareholders.) The Fund underperformed the +7.62% total return for the unmanaged Standard & Poor's 500 Index (S&P 500) and modestly underperformed the +5.44% return of the Lipper Equity Income Funds Average. However, the Fund performed in line with the +5.10% total return for the 200 highest-yielding stocks in the S&P 500.

The January quarter was marked by financial and economic turmoil in Asian markets. As concerns about the stability of many of the Asian economies mounted and growth prospects for those markets were scaled back, stocks of US companies with real or perceived exposure to those markets suffered the sharpest corrections in their share prices. Holdings in the basic industrial, energy, capital goods and banking sectors posted the sharpest declines in market values. The Fund's exposure to these sectors accounted for 30% of net assets. The balance of the Fund's holdings posted favorable relative results when compared to the overall market. Our holdings in the telecommunications sector posted particularly strong returns. Holdings in the consumer and electric utility sectors also produced good relative results. Combined, the sectors with positive relative performance accounted for 41% of the Fund's net assets.

Of the Fund's 74 equity holdings at January quarter-end, 95% had dividend yields above the yield of the S&P 500. The Fund's 3.3% gross dividend yield was more than double the 1.6% yield of the S&P 500. We continued to focus our investment activities in the January quarter on systematically increasing the overall yield of the Fund's holdings. We believe the two highest-yielding strata of the market offer many attractively valued investment opportunities.

Transactions in the January quarter included initiating positions in eleven new investments and increasing our investment in one existing holding. We eliminated the stocks of nine companies because we believed they offered limited upside potential and reduced our investments in ten others, largely realizing capital gains. We initiated investments in four bank holding companies, three electric utilities, two telecommunications companies and two food manufacturing companies.

We eliminated the shares of three banking companies: Barnett Banks, Inc., CoreStates Financial Corp. and First Commerce Corp. All three companies announced agreements to merge with other larger institutions, resulting in significant appreciation in their market values. To maintain our weighting in this industry group we acquired the shares of The Bank of New York Company, Inc., Crestar Financial Corporation, National City Corporation and State Street Corporation. We believe the shares of all four banking companies offer attractive long-term total return potential. We took partial profits in our investment in Bankers Trust New York Corp. and eliminated our small investment in Uniao de Bancos Brasileiros S.A. (Unibanco), a Brazilian bank holding company.

We added three electric utilities: Central and South West Corporation, Entergy Corporation and PECO Energy Company. In addition to offering very attractive dividend yields, all three companies have also announced restructuring plans that should pave the way for stock price appreciation over the longer term. We also added two telecommunications stocks that we believed offered attractive total returns, Ameritech Corporation and Frontier Corporation. We took partial profits in our investment in Southern New England Telecommunications Corp. after the company agreed to be acquired by SBC Communications. Finally, we increased our weighting in the consumer sector by initiating investments in the shares of General Mills, Inc. and Quaker Oats Company, two food companies, and adding to our holding in American Home Products Corp., a pharmaceutical company.

In Conclusion
We thank you for your investment in Merrill Lynch Strategic Dividend Fund, and we look forward to reviewing our outlook and strategy with you in our upcoming quarterly report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/WALTER D. ROGERS
Walter D. Rogers
Senior Vice President and Portfolio Manager

March 9, 1998



PORTFOLIO INFORMATION

As of January 31, 1998

                                                      Percent of
Ten Largest Common Stock Holdings                     Net Assets

Bristol-Myers Squibb Co.                                 2.7%
American General Corp.                                   2.7
Ohio Casualty Corp.                                      2.5
American Home Products Corp.                             2.4
Ford Motor Company                                       2.2
Bell Atlantic Corp.                                      2.1
American Electric Power Co., Inc.                        2.1
Boston Edison Company                                    2.0
Southern New England Telecommunications Corp.            2.0
PECO Energy Company                                      1.9



PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge
(front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a repre-sentation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Performance
Summary --
Class A Shares

                              Net Asset Value               Capital Gains
Period Covered          Beginning         Ending             Distributed          Dividends Paid*          % Change**

11/29/88 -- 12/31/88     $10.71           $10.56               $0.140                 $0.156                 + 1.37%
1989                      10.56            12.50                  --                   0.612                 +24.61
1990                      12.50            10.95                  --                   0.725                 - 6.70
1991                      10.95            12.15                  --                   0.516                 +15.99
1992                      12.15            12.75                  --                   0.460                 + 8.95
1993                      12.75            12.74                0.645                  0.456                 + 8.66
1994                      12.74            10.70                1.596                  0.465                 + 0.17
1995                      10.70            12.22                1.309                  0.463                 +32.08
1996                      12.22            12.68                1.232                  0.527                 +19.08
1997                      12.68            14.67                1.203                  0.396                 +28.51
1/1/98 -- 1/31/98         14.67            14.62                  --                     --                  - 0.34
                                                         Total $6.125           Total $4.776
                                                                    Cumulative total return as of 1/31/98:  +226.55%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance
Summary --
Class B Shares

                              Net Asset Value               Capital Gains
Period Covered          Beginning         Ending             Distributed          Dividends Paid*          % Change**

11/25/87 -- 12/31/87     $10.00           $10.02                  --                  $0.047                 + 0.67%
1988                      10.02            10.56               $0.266                  0.465                 +12.81
1989                      10.56            12.49                  --                   0.504                 +23.40
1990                      12.49            10.94                  --                   0.604                 - 7.68
1991                      10.94            12.14                  --                   0.393                 +14.78
1992                      12.14            12.75                  --                   0.328                 + 7.89
1993                      12.75            12.74                0.645                  0.315                 + 7.54
1994                      12.74            10.71                1.596                  0.333                 - 0.82
1995                      10.71            12.24                1.309                  0.330                 +30.73
1996                      12.24            12.69                1.232                  0.391                 +17.71
1997                      12.69            14.70                1.203                  0.244                 +27.32
1/1/98 -- 1/31/98         14.70            14.63                  --                     --                  - 0.48
                                                         Total $6.251           Total $3.954
                                                                    Cumulative total return as of 1/31/98:  +233.26%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance
Summary --
Class C Shares

                              Net Asset Value               Capital Gains
Period Covered          Beginning         Ending             Distributed          Dividends Paid*          % Change**

10/21/94 -- 12/31/94     $11.84           $10.69               $0.798                 $0.108                 - 2.02%
1995                      10.69            12.17                1.309                  0.358                 +30.59
1996                      12.17            12.61                1.232                  0.400                 +17.82
1997                      12.61            14.58                1.203                  0.249                 +27.21
1/1/98 -- 1/31/98         14.58            14.52                  --                     --                  - 0.41
                                                         Total $4.542           Total $1.115
                                                                     Cumulative total return as of 1/31/98:  +90.98%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance
Summary --
Class D Shares

                              Net Asset Value               Capital Gains
Period Covered          Beginning         Ending             Distributed          Dividends Paid*          % Change**

10/21/94 -- 12/31/94     $11.85           $10.71               $0.798                 $0.115                 - 1.88%
1995                      10.71            12.22                1.309                  0.439                 +31.69
1996                      12.22            12.68                1.232                  0.496                 +18.79
1997                      12.68            14.67                1.203                  0.362                 +28.21
1/1/98 -- 1/31/98         14.67            14.61                  --                     --                  - 0.41
                                                         Total $4.542           Total $1.412
                                                                     Cumulative total return as of 1/31/98:  +95.99%**

 * Figures may include short-term capital gains distributions.
** Figures  do not include sales charge; results would be lower if sales charge was included.






Recent
Performance
Results

                                                                                                         12 Month       3 Month
                                                              1/31/98       10/31/97       1/31/97       % Change       % Change

ML Strategic Dividend Fund Class A Shares*                    $14.62         $14.30        $13.09        +20.76%(1)     +4.51%(2)
ML Strategic Dividend Fund Class B Shares*                     14.63          14.31         13.10        +20.73(1)      +4.50(2)
ML Strategic Dividend Fund Class C Shares*                     14.52          14.20         13.01        +20.73(1)      +4.54(2)
ML Strategic Dividend Fund Class D Shares*                     14.61          14.30         13.09        +20.68(1)      +4.43(2)
Standard & Poor's 500 Index**                                 980.28         914.62        786.16        +24.69         +7.18
ML Strategic Dividend Fund Class A Shares -- Total Return*                                               +24.06(3)      +5.11(4)
ML Strategic Dividend Fund Class B Shares -- Total Return*                                               +22.75(5)      +4.82(6)
ML Strategic Dividend Fund Class C Shares -- Total Return*                                               +22.79(7)      +4.87(8)
ML Strategic Dividend Fund Class D Shares -- Total Return*                                               +23.69(9)      +4.97(10)
Standard & Poor's 500 Index -- Total Return**                                                            +26.89         +7.62

  *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **  An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)  Percent change includes reinvestment of $1.203 per share capital gains distributions.
(2)  Percent change includes reinvestment of $0.323 per share capital gains distributions.
(3)  Percent change includes reinvestment of $0.396 per share ordinary income dividends and $1.203 per share capital gains distributions.
(4)  Percent change includes reinvestment of $0.086 per share ordinary income dividends and $0.323 per share capital gains distributions.
(5)  Percent change includes reinvestment of $0.244 per share ordinary income dividends and $1.203 per share capital gains distributions.
(6)  Percent change includes reinvestment of $0.046 per share ordinary income dividends and $0.323 per share capital gains distributions.
(7)  Percent change includes reinvestment of $0.249 per share ordinary income dividends and $1.203 per share capital gains distributions.
(8)  Percent change includes reinvestment of $0.048 per share ordinary income dividends and $0.323 per share capital gains distributions.
(9)  Percent change includes reinvestment of $0.362 per share ordinary income dividends and $1.203 per share capital gains distributions.
(10) Percent change includes reinvestment of $0.077 per share ordinary income dividends and $0.323 per share capital gains distributions.




Average Annual
Total Return


                                  % Return Without      % Return With
                                    Sales Charge        Sales Charge**
Class A Shares*
Year Ended 12/31/97                   +28.51%              +21.77%
Five Years Ended 12/31/97             +17.08               +15.83
Inception (11/29/88) through
12/31/97                              +13.95               +13.28

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.


                                     % Return             % Return
                                   Without CDSC          With CDSC**
Class B Shares*
Year Ended 12/31/97                   +27.32%              +23.32%
Five Years Ended 12/31/97             +15.88               +15.88
Ten Years Ended 12/31/97              +12.77               +12.77

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.



                                     % Return             % Return
                                   Without CDSC          With CDSC**
Class C Shares*
Year Ended 12/31/97                   +27.21%              +26.21%
Inception (10/21/94) through
12/31/97                              +22.61               +22.61

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                  % Return Without      % Return With
                                    Sales Charge        Sales Charge**
Class D Shares*
Year Ended 12/31/97                   +28.21%              +21.48%
Inception (10/21/94) through
12/31/97                              +23.61               +21.54

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.





SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)

                                         Shares                                                    Value       Percent of
EUROPE               Industries           Held              Common Stocks              Cost      (Note 1a)     Net Assets

Netherlands     Oil -- International     60,000     Royal Dutch Petroleum PLC (NY
                                                    Registered Shares)                $883,990    $3,075,000        1.5%
                                                                                  ------------  ------------     ------
                                                    Total Investments in the
                                                    Netherlands                        883,990     3,075,000        1.5
                                                                                  ============  ============     ======

United Kingdom  Oil -- International     30,000     British Petroleum Co. PLC
                                                    (ADR)*                           1,328,520     2,409,375        1.2
                                                                                  ------------  ------------     ------
                                                    Total Investments in the
                                                    United Kingdom                   1,328,520     2,409,375        1.2
                                                                                  ============  ============     ======
                                                    Total Investments in Europe      2,212,510     5,484,375        2.7
                                                                                  ============  ============     ======

NORTH
AMERICA

United States   Aerospace & Defense      28,000     Rockwell International Corp.     1,365,320     1,564,500        0.8
                                         60,000     TRW Inc.                         1,663,738     3,052,500        1.5
                                                                                  ------------  ------------     ------
                                                                                     3,029,058     4,617,000        2.3

                Automobiles              85,000     Ford Motor Company               2,416,975     4,335,000        2.2
                                         50,000     General Motors Corp.             2,290,947     2,896,875        1.4
                                                                                  ------------  ------------     ------
                                                                                     4,707,922     7,231,875        3.6

                Automotive Equipment &   72,000     Arvin Industries, Inc.           1,656,934     2,484,000        1.2
                Tires                    50,000     Cooper Tire and Rubber Company   1,202,300     1,203,125        0.6
                                         60,000     Dana Corp.                       1,649,850     3,007,500        1.5
                                                                                  ------------  ------------     ------
                                                                                     4,509,084     6,694,625        3.3

                Banks                    39,000     The Bank of New York Company,
                                                    Inc.                             1,989,838     2,113,313        1.0
                                         10,000     Bankers Trust New York Corp.       709,031     1,043,125        0.5
                                         38,000     Crestar Financial Corporation    1,964,030     1,995,000        1.0
                                         10,000     J.P. Morgan & Co., Inc.            897,556     1,011,875        0.5
                                         46,000     Mellon Bank Corp.                  990,205     2,777,250        1.4
                                         34,500     Mercantile Bancorp.              1,002,055     1,742,250        0.9
                                         30,000     National City Corporation        2,011,800     1,805,625        0.9
                                         32,000     State Street Corporation         1,952,758     1,792,000        0.9
                                                                                  ------------  ------------     ------
                                                                                    11,517,273    14,280,438        7.1

                Business Services        52,000     Dun & Bradstreet Corp.           1,505,435     1,657,500        0.8

                Capital Goods            38,000     Cooper Industries, Inc.          2,036,029     2,016,375        1.0
                                         40,000     General Electric Co.               966,225     3,100,000        1.5
                                         60,000     Harris Corporation               2,600,982     2,857,500        1.4
                                         70,000     The Manitowoc Company, Inc.        861,311     2,380,000        1.2
                                         28,000     Minnesota Mining &
                                                    Manufacturing Co.                1,608,098     2,338,000        1.2
                                         68,000     Ogden Corporation                1,531,759     1,704,250        0.9
                                                                                  ------------  ------------     ------
                                                                                     9,604,404    14,396,125        7.2

                Chemicals                23,000     The Dow Chemical Co.             1,369,880     2,070,000        1.0
                                         61,400     E.I. du Pont de Nemours & Co.    2,060,442     3,476,775        1.8
                                                                                  ------------  ------------     ------
                                                                                     3,430,322     5,546,775        2.8

                Drugs                    50,000     American Home Products Corp.     3,031,175     4,771,875        2.4
                                         55,000     Bristol-Myers Squibb Co.         1,255,753     5,482,813        2.7
                                                                                  ------------  ------------     ------
                                                                                     4,286,928    10,254,688        5.1

                Engineering &
                Construction             37,000     Foster Wheeler Corp.             1,380,470       888,000        0.4

                Financial Services       35,000     Beneficial Corp.                 1,352,468     2,716,875        1.3

                Foods                    40,000     General Mills, Inc.              2,938,894     2,977,500        1.5
                                         55,000     Quaker Oats Company              2,983,189     2,956,250        1.5
                                                                                  ------------  ------------     ------
                                                                                     5,922,083     5,933,750        3.0

                Household Products       24,000     The Clorox Co.                     728,490     1,839,000        0.9

                Insurance                95,000     American General Corp.           1,961,793     5,355,625        2.7
                                         30,000     Lincoln National Corp.           1,275,150     2,270,625        1.1
                                        110,000     Ohio Casualty Corp.              3,512,187     4,977,500        2.5
                                                                                  ------------  ------------     ------
                                                                                     6,749,130    12,603,750        6.3

                Merchandising            50,000     J.C. Penney Company, Inc.        2,315,950     3,368,750        1.7
                                         29,000     May Department Stores Co.        1,140,994     1,524,313        0.7
                                                                                  ------------  ------------     ------
                                                                                     3,456,944     4,893,063        2.4

                Metals                   55,000     Carpenter Technology Corp.       1,747,599     2,389,062        1.2

                Oil -- Domestic          28,000     Atlantic Richfield Co.           1,584,596     2,082,500        1.0
                                         90,000     Occidental Petroleum Corp.       2,323,525     2,295,000        1.2
                                         50,000     Phillips Petroleum Co.           1,731,105     2,200,000        1.1
                                                                                  ------------  ------------     ------
                                                                                     5,639,226     6,577,500        3.3

                Oil -- International     40,000     Exxon Corp.                      1,189,846     2,372,500        1.2
                                         40,000     Mobil Corp.                        915,150     2,725,000        1.4
                                         50,000     Texaco Inc.                      1,177,506     2,603,125        1.3
                                                                                  ------------  ------------     ------
                                                                                     3,282,502     7,700,625        3.9

                Paper & Forest Products  66,000     Union Camp Corp.                 3,963,011     3,774,375        1.9
                                         60,000     Weyerhaeuser Co.                 2,666,100     2,988,750        1.5
                                                                                  ------------  ------------     ------
                                                                                     6,629,111     6,763,125        3.4

                Photography              20,000     Eastman Kodak Co.                  812,344     1,305,000        0.6

                Real Estate Investment   38,000     Apartment Investment &
                Trusts                              Management Co. (Class A)         1,201,028     1,410,750        0.7
                                         25,000     Avalon Properties, Inc.            519,181       735,937        0.4
                                         63,000     Crescent Real Estate Equities
                                                    Company                          1,991,111     2,212,875        1.1
                                         35,000     Essex Property Trust, Inc.         854,486     1,205,312        0.6
                                         30,000     Mack-Cali Realty Corporation (a) 1,126,800     1,209,375        0.6
                                         30,000     Patriot American Hospitality,
                                                    Inc.                               394,148       768,750        0.4
                                                                                  ------------  ------------     ------
                                                                                     6,086,754     7,542,999        3.8

                Utilities -- Electric    85,000     American Electric Power Co.,
                                                    Inc.                             2,682,600     4,191,563        2.1
                                        106,000     Boston Edison Company            2,656,360     3,948,500        2.0
                                         60,000     Central and South West
                                                    Corporation                      1,598,600     1,623,750        0.8
                                         63,000     Consolidated Edison Co. of New
                                                    York, Inc.                       1,779,750     2,602,687        1.3
                                        105,000     Edison International, Inc.       1,759,425     2,821,875        1.4
                                         60,000     Entergy Corporation              1,689,850     1,717,500        0.9
                                         50,000     Long Island Lighting Co.         1,120,500     1,456,250        0.7
                                         66,000     New Century Energies, Inc.       2,137,905     3,007,125        1.5
                                         60,000     Northern States Power Co.        2,613,600     3,217,500        1.6
                                        200,000     PECO Energy Company              3,948,520     3,787,500        1.9
                                                                                  ------------  ------------     ------
                                                                                    21,987,110    28,374,250       14.2

                Utilities -- Gas &       40,000     Consolidated Natural Gas Co.     1,805,775     2,172,500        1.1
                Gas Pipeline             48,000     KN Energy, Inc.                  1,996,896     2,412,000        1.2
                                         50,000     Sonat Inc.                         882,073     2,184,375        1.1
                                                                                  ------------  ------------     ------
                                                                                     4,684,744     6,768,875        3.4

                Utilities --             78,000     Ameritech Corporation            3,008,168     3,349,125        1.7
                Telecommunications       46,080     Bell Atlantic Corp.              2,299,200     4,265,280        2.1
                                        120,000     Frontier Corporation             3,101,508     3,127,500        1.6
                                         40,000     GTE Corp.                        1,429,930     2,182,500        1.1
                                         60,000     Southern New England
                                                    Telecommunications Corp.         2,086,245     3,907,500        2.0
                                         55,000     U S West Communications Group,
                                                    Inc.                             1,852,675     2,646,875        1.3
                                                                                  ------------  ------------     ------
                                                                                    13,777,726    19,478,780        9.8

                Utilities -- Water       76,000     American Water Works Co., Inc.   1,429,750     2,052,000        1.0
                                                                                  ------------  ------------     ------
                                                    Total Investments in North
                                                    America                        128,256,877   182,505,680       91.1
                                                                                  ============  ============     ======
                                                    Total Common Stocks            130,469,387   187,990,055       93.8
                                                                                  ============  ============     ======


                                         Face
                                        Amount              Short-Term Securities
                Repurchase           $9,870,000     UBS Securities Inc., purchased
                Agreements**                        on 1/30/1998 to yield 5.59% to
                                                    2/02/1998                        9,870,000     9,870,000        4.9

                US Government         5,000,000     Federal Farm Credit Bank,
                Agency Obligations***               5.37% due 2/09/1998              4,992,541     4,992,541        2.5
                                      2,000,000     Federal Home Loan Mortgage
                                                    Corp., 5.57% due 2/02/1998       1,999,072     1,999,072        1.0
                                                                                  ------------  ------------     ------
                                                                                     6,991,613     6,991,613        3.5
                                                                                  ------------  ------------     ------
                                                    Total Short-Term Securities     16,861,613    16,861,613        8.4
                                                                                  ============  ============     ======
                Total Investments                                                 $147,331,000   204,851,668      102.2
                                                                                  ============
                Liabilities in Excess of Other Assets                                             (4,501,314)      (2.2)
                                                                                                ------------     ------
                Net Assets                                                                      $200,350,354      100.0%
                                                                                                ============     ======

              * American Depositary Receipts (ADR).
             ** Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
            *** US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
            (a) Formerly Cali Realty Corp.

                See Notes to Financial Statements.






STATEMENT OF ASSETS AND LIABILITIES

               As of January 31, 1998

Assets:        Investments, at value (identified cost -- $147,331,000) (Note 1a)                                 $204,851,668
               Cash                                                                                                     1,828
               Receivables:
               Dividends                                                                    $527,296
               Beneficial interest sold                                                      327,972                  855,268
                                                                                        ------------
               Prepaid registration fees and other assets (Note 1g)                                                    49,925
                                                                                                                 ------------
               Total assets                                                                                       205,758,689
                                                                                                                 ------------

Liabilities:   Payables:
               Securities purchased                                                        3,948,520
               Beneficial interest redeemed                                                1,073,510
               Investment adviser (Note 2)                                                    98,023
               Distributor (Note 2)                                                           84,258                5,204,311
                                                                                        ------------
               Accrued expenses and other liabilities                                                                 204,024
                                                                                                                 ------------
               Total liabilities                                                                                    5,408,335
                                                                                                                 ------------

Net Assets:    Net assets                                                                                        $200,350,354
                                                                                                                 ============

Net Assets     Class A Shares of beneficial interest, $.10 par value, unlimited number
Consist of:    of shares authorized                                                                                  $207,071
               Class B Shares of beneficial interest, $.10 par value, unlimited number
               of shares authorized                                                                                   520,519
               Class C Shares of beneficial interest, $.10 par value, unlimited number
               of shares authorized                                                                                    24,609
               Class D Shares of beneficial interest, $.10 par value, unlimited number
               of shares authorized                                                                                   618,096
               Paid-in capital in excess of par                                                                   128,266,908
               Undistributed investment  income -- net                                                                357,582
               Undistributed realized capital gains on investments and foreign currency
               transactions -- net                                                                                 12,834,901
               Unrealized appreciation on investments -- net                                                       57,520,668
                                                                                                                 ------------
               Net assets                                                                                        $200,350,354
                                                                                                                 ============
Net Asset      Class A -- Based on net assets of $30,273,274 and 2,070,708 shares of
Value:         beneficial interest outstanding                                                                         $14.62
                                                                                                                 ============
               Class B -- Based on net assets of $76,171,271 and 5,205,189 shares of
               beneficial interest outstanding                                                                         $14.63
                                                                                                                 ============
               Class C -- Based on net assets of $3,572,611 and 246,087 shares of
               beneficial interest outstanding                                                                         $14.52
                                                                                                                 ============
               Class D -- Based on net assets of $90,333,198 and 6,180,959 shares of
               beneficial interest outstanding                                                                         $14.61
                                                                                                                 ============

               See Notes to Financial Statements.






STATEMENT OF OPERATIONS

                        For the Six Months Ended January 31, 1998

Investment              Dividends (net of $14,329 foreign withholding tax)                                         $3,008,954
Income                  Interest and discount earned                                                                  427,123
(Notes 1e & 1f):                                                                                                 ------------
                        Total income                                                                                3,436,077
                                                                                                                 ------------

Expenses:               Investment advisory fees (Note 2)                                       $598,272
                        Account maintenance and distribution fees -- Class B (Note 2)            421,955
                        Account maintenance fees -- Class D (Note 2)                             102,769
                        Transfer agent fees -- Class B (Note 2)                                   69,785
                        Transfer agent fees -- Class D (Note 2)                                   58,124
                        Printing and shareholder reports                                          47,221
                        Registration fees (Note 1g)                                               36,381
                        Professional fees                                                         33,825
                        Accounting services (Note 2)                                              24,583
                        Transfer agent fees -- Class A (Note 2)                                   20,933
                        Account maintenance and distribution fees -- Class C (Note 2)             16,127
                        Trustees' fees and expenses                                               12,654
                        Custodian fees                                                            12,349
                        Transfer agent fees -- Class C (Note 2)                                    2,796
                        Pricing fees                                                                 206
                        Other                                                                      4,917
                                                                                            ------------
                        Total expenses                                                                              1,462,897
                                                                                                                 ------------
                        Investment income -- net                                                                    1,973,180
                                                                                                                 ------------

Realized &              Realized gain from:
Unrealized Gain         Investments -- net                                                    17,202,816
(Loss) on               Foreign currency transactions -- net                                         354           17,203,170
Investments &                                                                               ------------
Foreign Currency        Change in unrealized appreciation on investments -- net                                    (9,152,829)
Transactions -- Net                                                                                              ------------
(Notes 1c, 1d, 1f & 3): Net Increase in Net Assets Resulting from Operations                                      $10,023,521
                                                                                                                 ============

                        See Notes to Financial Statements.






STATEMENTS OF CHANGES IN NET ASSETS


                                                                                            For the Six           For the
                                                                                           Months Ended         Year Ended
                                                                                            January 31,           July 31,
                        Increase (Decrease) in Net Assets:                                     1998                1997

Operations:             Investment income -- net                                            $1,973,180          $3,936,804
                        Realized gain on investments and foreign currency transactions
                        -- net                                                              17,203,170          13,476,208
                        Change in unrealized appreciation/depreciation on investments
                        -- net                                                              (9,152,829)         41,809,369
                                                                                        --------------      --------------
                        Net increase in net assets resulting from operations                10,023,521          59,222,381
                                                                                        --------------      --------------

Dividends &             Investment income -- net:
Distributions to        Class A                                                               (380,318)           (633,917)
Shareholders            Class B                                                               (624,804)         (1,785,749)
(Note 1h):              Class C                                                                (25,197)            (46,527)
                        Class D                                                               (964,801)         (1,455,366)
                        Realized gain on investments -- net:
                        Class A                                                             (2,370,162)         (1,974,335)
                        Class B                                                             (6,786,151)        (10,210,077)
                        Class C                                                               (257,657)           (237,095)
                        Class D                                                             (6,550,432)         (5,178,309)
                                                                                        --------------      --------------
                        Net decrease in net assets resulting from dividends and
                        distributions to shareholders                                      (17,959,522)        (21,521,375)
                                                                                        --------------      --------------

Beneficial Interest     Net increase in net assets derived from beneficial interest
Transactions            transactions                                                         8,235,382           1,139,438
(Note 4):                                                                               --------------      --------------

Net Assets:             Total increase in net assets                                           299,381          38,840,444
                        Beginning of period                                                200,050,973         161,210,529
                                                                                        --------------      --------------
                        End of period*                                                    $200,350,354        $200,050,973
                                                                                        ==============      ==============

                      * Undistributed investment income -- net                                $357,582            $379,522
                                                                                        ==============      ==============

                        See Notes to Financial Statements.






FINANCIAL HIGHLIGHTS

                                                                                             Class A
                    The following per share data
                    and ratios have been derived              For the Six
                    from information provided in              Months Ended
                    the financial statements.                  January 31,                For the Year Ended July 31,
                                                                  1998+          1997+        1996+        1995         1994
                    Increase (Decrease) in Net Asset Value:

Per Share           Net asset value, beginning of period        $15.21         $12.43       $12.24       $12.78       $13.60
Operating                                                   ----------     ----------   ----------   ----------   ----------
Performance:        Investment income -- net                       .19            .38          .38          .39          .41
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions -- net                            .63           4.17         1.55         1.10         (.12)
                                                            ----------     ----------   ----------   ----------   ----------
                    Total from investment operations               .82           4.55         1.93         1.49          .29
                                                            ----------     ----------   ----------   ----------   ----------
                    Less dividends and distributions:
                    Investment income -- net                      (.19)          (.39)        (.36)        (.42)        (.46)
                    Realized gain on investments -- net          (1.22)         (1.38)       (1.38)       (1.61)        (.65)
                                                            ----------     ----------   ----------   ----------   ----------
                    Total dividends and distributions            (1.41)         (1.77)       (1.74)       (2.03)       (1.11)
                                                            ----------     ----------   ----------   ----------   ----------
                    Net asset value, end of period              $14.62         $15.21       $12.43       $12.24       $12.78
                                                            ==========     ==========   ==========   ==========   ==========

Total Investment    Based on net asset value per share            5.36%++++     40.42%       16.98%       14.04%        2.38%
Return:**                                                   ==========     ==========   ==========   ==========   ==========

Ratios to Average   Expenses                                       .91%*          .90%        1.04%        1.05%         .85%
Net Assets:                                                 ==========     ==========   ==========   ==========   ==========
                    Investment income -- net                      2.53%*         2.87%        3.04%        3.39%        3.42%
                                                            ==========     ==========   ==========   ==========   ==========

Supplemental        Net assets, end of period (in thousands)   $30,273        $28,940      $18,106      $18,687      $21,854
Data:                                                       ==========     ==========   ==========   ==========   ==========
                    Portfolio turnover                           22.81%         14.29%       26.42%       52.69%       22.75%
                                                            ==========     ==========   ==========   ==========   ==========
                    Average commission rate paid++              $.0613         $.0619       $.0576           --           --
                                                            ==========     ==========   ==========   ==========   ==========
                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads.
               ++++ Aggregate total investment return.
                  + Based on average shares outstanding.
                 ++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate
                    Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.






                                                                                             Class B
                    The following per share data
                    and ratios have been derived              For the Six
                    from information provided in              Months Ended
                    the financial statements.                  January 31,                For the Year Ended July 31,
                                                                  1998++         1997++       1996++       1995         1994
                    Increase (Decrease) in Net Asset Value:

Per Share           Net asset value, beginning of period        $15.22         $12.44       $12.23       $12.77       $13.59
Operating                                                   ----------     ----------   ----------   ----------   ----------
Performance:        Investment income -- net                       .11            .25          .26          .29          .33
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions -- net                            .63           4.16         1.55         1.07         (.18)
                                                            ----------     ----------   ----------   ----------   ----------
                    Total from investment operations               .74           4.41         1.81         1.36          .15
                                                            ----------     ----------   ----------   ----------   ----------
                    Less dividends and distributions:
                    Investment income -- net                      (.11)          (.25)        (.22)        (.29)        (.32)
                    Realized gain on investments -- net          (1.22)         (1.38)       (1.38)       (1.61)        (.65)
                                                            ----------     ----------   ----------   ----------   ----------
                    Total dividends and distributions            (1.33)         (1.63)       (1.60)       (1.90)        (.97)
                                                            ----------     ----------   ----------   ----------   ----------
                    Net asset value, end of period              $14.63         $15.22       $12.44       $12.23       $12.77
                                                            ==========     ==========   ==========   ==========   ==========

Total Investment    Based on net asset value per share            4.79%++++     38.90%       15.89%       12.82%        1.30%
Return:**                                                   ==========     ==========   ==========   ==========   ==========

Ratios to Average   Expenses                                      1.94%*         1.94%        2.08%        2.09%        1.88%
Net Assets:                                                 ==========     ==========   ==========   ==========   ==========
                    Investment income -- net                      1.53%*          .89%        2.06%        2.36%        2.39%
                                                            ==========     ==========   ==========   ==========   ==========

Supplemental        Net assets, end of period (in thousands)   $76,171        $93,509      $96,461     $130,921     $167,889
Data:                                                       ==========     ==========   ==========   ==========   ==========
                    Portfolio turnover                           22.81%         14.29%       26.42%       52.69%       22.75%
                                                            ==========     ==========   ==========   ==========   ==========
                    Average commission rate paid+++             $.0613         $.0619       $.0576           --           --
                                                            ==========     ==========   ==========   ==========   ==========






                                                                                         Class C
                                                                                                                  For the
                    The following per share data                 For the                                          Period
                    and ratios have been derived               Six Months              For the Year               Oct. 21,
                    from information provided in                 Ended                    Ended                  1994+ to
                    the financial statements.                  January 31,               July 31,                 July 31,
                                                                 1998++            1997++        1996++             1995
                    Increase (Decrease) in Net Asset Value:

Per Share           Net asset value, beginning of period       $15.11            $12.37        $12.20             $11.84
Operating                                                  ----------        ----------    ----------         ----------
Performance:        Investment income -- net                      .11               .24           .24                .21
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions -- net                           .64              4.13          1.55               1.21
                                                           ----------        ----------    ----------         ----------
                    Total from investment operations              .75              4.37          1.79               1.42
                                                           ----------        ----------    ----------         ----------
                    Less dividends and distributions:
                    Investment income -- net                     (.12)             (.25)         (.24)              (.25)
                    Realized gain on investments -- net         (1.22)            (1.38)        (1.38)              (.81)
                                                           ----------        ----------    ----------         ----------
                    Total dividends and distributions           (1.34)            (1.63)        (1.62)             (1.06)
                                                           ----------        ----------    ----------         ----------
                    Net asset value, end of period             $14.52            $15.11        $12.37             $12.20
                                                           ==========        ==========    ==========         ==========

Total Investment    Based on net asset value per share           4.87%++++        38.84%        15.78%             13.30%++++
Return:**                                                  ==========        ==========    ==========         ==========

Ratios to Average   Expenses                                     1.95%*            1.95%         2.08%              2.19%*
Net Assets:                                                ==========        ==========    ==========         ==========
                    Investment income -- net                     1.48%*            1.83%         1.91%              1.94%*
                                                           ==========        ==========    ==========         ==========

Supplemental        Net assets, end of period (in thousands)   $3,573            $3,025        $1,953               $811
Data:                                                      ==========        ==========    ==========         ==========
                    Portfolio turnover                          22.81%            14.29%        26.42%             52.69%
                                                           ==========        ==========    ==========         ==========
                    Average commission rate paid+++            $.0613            $.0619        $.0576                 --
                                                           ==========        ==========    ==========         ==========






                                                                                         Class D
                                                                                                                  For the
                    The following per share data                 For the                                          Period
                    and ratios have been derived               Six Months              For the Year               Oct. 21,
                    from information provided in                 Ended                    Ended                  1994+ to
                    the financial statements.                  January 31,               July 31,                 July 31,
                                                                 1998++            1997++        1996++             1995
                    Increase (Decrease) in Net Asset Value:

Per Share           Net asset value, beginning of period       $15.20            $12.43        $12.24             $11.85
Operating                                                  ----------        ----------    ----------         ----------
Performance:        Investment income -- net                      .17               .35           .34                .26
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions -- net                           .64              4.16          1.57               1.23
                                                           ----------        ----------    ----------         ----------
                    Total from investment operations              .81              4.51          1.91               1.49
                                                           ----------        ----------    ----------         ----------
                    Less dividends and distributions:
                    Investment income -- net                     (.18)             (.36)         (.34)              (.29)
                    Realized gain on investments -- net         (1.22)            (1.38)        (1.38)              (.81)
                                                           ----------        ----------    ----------         ----------
                    Total dividends and distributions           (1.40)            (1.74)        (1.72)             (1.10)
                                                           ----------        ----------    ----------         ----------
                    Net asset value, end of period             $14.61            $15.20        $12.43             $12.24
                                                           ==========        ==========    ==========         ==========

Total Investment    Based on net asset value per share           5.23%++++        39.99%        16.73%             13.98%++++
Return:**                                                  ==========        ==========    ==========         ==========

Ratios to Average   Expenses                                     1.16%*            1.15%         1.28%              1.38%*
Net Assets:                                                ==========        ==========    ==========         ==========
                    Investment income -- net                     2.26%*            2.62%         2.62%              2.93%*
                                                           ==========        ==========    ==========         ==========

Supplemental        Net assets, end of period (in thousands)  $90,333           $74,577       $44,691            $13,988
Data:                                                      ==========        ==========    ==========         ==========
                    Portfolio turnover                          22.81%            14.29%        26.42%             52.69%
                                                           ==========        ==========    ==========         ==========
                    Average commission rate paid+++            $.0613            $.0619        $.0576                 --
                                                           ==========        ==========    ==========         ==========

                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads.
               ++++ Aggregate total investment return.
                  + Commencement of operations.
                 ++ Based on average shares outstanding.
                +++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate
                    Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.




             Merrill Lynch Strategic Dividend Fund, January 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Strategic Dividend Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote upon any material changes to Class D account maintenance and distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements -- The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

[bullet] Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

[bullet] Options -- The Fund is authorized to write call and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                            Account                  Distribution
                       Maintenance Fee                   Fee

Class B                     0.25%                       0.75%
Class C                     0.25%                       0.75%
Class D                     0.25%                         --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                            MLFD                         MLPF&S

Class A                     $171                         $2,258
Class D                   $1,030                        $13,503

For the six months ended January 31, 1998, MLPF&S received contingent deferred sales charges of $34,180 and $69 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $6,140 in commissions on the execution of portfolio security transactions for the Fund for the six months ended January 31, 1998.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1998 were $42,209,203 and $46,184,416, respectively.

Net realized and unrealized gains (losses) as of January 31, 1998 were as follows:

                                   Realized           Unrealized
                                Gains (Losses)          Gains

Long-term investments            $17,202,860         $57,520,668
Short-term investments                   (44)                 --
Foreign currency transactions            354                  --
                               -------------       -------------
Total                            $17,203,170         $57,520,668
                               =============       =============

As of January 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $57,520,668, of which $58,804,845 related to appreciated securities and $1,284,177 related to depreciated securities. At January 31, 1998, the aggregate cost of investments for Federal income tax purposes was $147,331,000.

4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $8,235,382 and $1,139,438 for the six months ended January 31, 1998 and for the year ended July 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six Months                        Dollar
Ended January 31, 1998                  Shares           Amount

Shares sold                             266,681       $3,970,525
Shares issued to shareholders in
reinvestment of dividends
and distributions                       154,148        2,315,430
                                  -------------    -------------
Total issued                            420,829        6,285,955
Shares redeemed                        (253,329)      (3,788,562)
                                  -------------    -------------
Net increase                            167,500       $2,497,393
                                  =============    =============

Class A Shares for the Year                              Dollar
Ended July 31, 1997                     Shares           Amount

Shares sold                             738,877       $9,839,082
Shares issued to shareholders in
reinvestment of dividends
and distributions                       174,588        2,156,968
                                  -------------    -------------
Total issued                            913,465       11,996,050
Shares redeemed                        (466,533)      (6,214,661)
                                  -------------    -------------
Net increase                            446,932       $5,781,389
                                  =============    =============

Class B Shares for the Six Months                        Dollar
Ended January 31, 1998                  Shares           Amount

Shares sold                             551,208       $8,155,860
Shares issued to shareholders in
reinvestment of dividends
and distributions                       386,172        5,819,962
                                  -------------    -------------
Total issued                            937,380       13,975,822
Automatic conversion of shares       (1,178,156)     (17,469,665)
Shares redeemed                        (699,268)     (10,402,781)
                                  -------------    -------------
Net decrease                           (940,044)    $(13,896,624)
                                  =============    =============

Class B Shares for the Year                              Dollar
Ended July 31, 1997                     Shares           Amount

Shares sold                           1,152,569      $15,222,749
Shares issued to shareholders in
reinvestment of dividends
and distributions                       780,725        9,588,807
                                  -------------    -------------
Total issued                          1,933,294       24,811,556
Automatic conversion of shares       (1,502,518)     (20,727,653)
Shares redeemed                      (2,041,893)     (27,000,714)
                                  -------------    -------------
Net decrease                         (1,611,117)    $(22,916,811)
                                  =============    =============

Class C Shares for the Six Months                        Dollar
Ended January 31, 1998                  Shares           Amount

Shares sold                              94,626       $1,417,301
Shares issued to shareholders in
reinvestment of dividends
and distributions                        15,281          228,211
                                  -------------    -------------
Total issued                            109,907        1,645,512
Shares redeemed                         (63,953)        (968,113)
                                  -------------    -------------
Net increase                             45,954         $677,399
                                  =============    =============

Class C Shares for the Year                              Dollar
Ended July 31, 1997                     Shares           Amount

Shares sold                             168,820       $2,194,913
Shares issued to shareholders in
reinvestment of dividends
and distributions                        16,466          201,175
                                  -------------    -------------
Total issued                            185,286        2,396,088
Shares redeemed                        (143,105)      (1,879,385)
                                  -------------    -------------
Net increase                             42,181         $516,703
                                  =============    =============

Class D Shares for the Six Months                        Dollar
Ended January 31, 1998                  Shares           Amount

Shares sold                             102,586       $1,514,203
Automatic conversion of shares        1,179,098       17,469,665
Shares issued to shareholders in
reinvestment of dividends
and distributions                       411,138        6,172,725
                                  -------------    -------------
Total issued                          1,692,822       25,156,593
Shares redeemed                        (417,571)      (6,199,379)
                                  -------------    -------------
Net increase                          1,275,251      $18,957,214
                                  =============    =============

Class D Shares for the Year                              Dollar
Ended July 31, 1997                     Shares           Amount

Shares sold                             148,779       $1,971,059
Automatic conversion of shares        1,502,850       20,727,653
Shares issued to shareholders in
reinvestment of dividends
and distributions                       436,926        5,386,950
                                  -------------    -------------
Total issued                          2,088,555       28,085,662
Shares redeemed                        (778,090)     (10,327,505)
                                  -------------    -------------
Net increase                          1,310,465      $17,758,157
                                  =============    =============




PORTFOLIO CHANGES

For the Quarter Ended January 31, 1998

Additions

          Ameritech Corporation
          The Bank of New York Company, Inc.
          Central and South West Corporation
          Crestar Financial Corporation
          Entergy Corporation
          Frontier Corporation
          General Mills, Inc.
          National City Corporation
          PECO Energy Company
          Quaker Oats Company
        * Raytheon Company (Class A)
          State Street Corporation


Deletions

          Avon Products, Inc.
          Barnett Banks, Inc.
          CoreStates Financial Corp.
          First Commerce Corp.
          Northrop Grumman Corp.
        * Raytheon Company (Class A)
          Repsol S.A. (ADR)
          Ultramar Corp.
          Uniao de Bancos Brasileiros S.A.
          (Unibanco)(GDR)
          Union Pacific Corp.

        * Added and deleted in the same quarter.